Exhibit 10.4
[***] — Indicates confidential information. Confidential treatment requested.
Portion omitted filed separately with the Securities and Exchange Commission.
TWELFTH AMENDMENT TO THE
YOPLAIT MANUFACTURING AND DISTRIBUTION LICENSE AGREEMENT
Between the undersigned :
SODIMA (hereinafter referred to as « SODIMA »), a private limited company incorporated under the laws of France (Société par Actions Simplifiée) with a capital of 74.147.940 euros, registered with the Trade and Companies Register of Paris under n°440 769 032, with its registered offices at 170 bis Boulevard du Montparnasse, 75014 Paris, France, and its administrative offices at 150 rue Gallieni, 92640 Boulogne-Billancourt France, represented by Mr. Lucien Fa, its President, duly authorized for the purpose of this Amendment,
On the one hand,
and
General Mills, Inc., a US Corporation, incorporated in Delaware with its head office located at Number One General Mills, Minneapolis, Minnesota 55426, United States of America (hereinafter referred to as « GMI »), on behalf of itself and all of its more than fifty percent (50%) owned or controlled (directly or indirectly) domestic subsidiaries (hereinafter referred to as « Licensee »), represented by Ms. Becky O’Grady, duly authorized for the purpose of this Amendment,
On the other hand,
Hereafter referred to individually as a “Party” or collectively as the “Parties”,
WHEREAS, « Société de Développements et d’Innovations des Marchés Agricoles et Alimentaires-Sodima-Union de Coopératives Agricoles » and GMI executed on September 9, 1977 a YOPLAIT MANUFACTURING AND DISTRIBUTION LICENSE AGREEMENT (hereinafter referred to as the « Agreement »),
WHEREAS, the rights of « Société de Développements et d’Innovations des Marchés Agricoles et Alimentaires-Sodima-Union de Coopératives Agricoles » in the Agreement have been transferred to SODIMA International SA and then to SODIMA,

WHEREAS, the Agreement provided in article VI.8 that the Licensee shall not use any of the Trademarks in connection with any other trademarks or trade name not owned by SODIMA,
WHEREAS, the Licensee now wishes to test new Yoplait yogurts [***](hereinafter referred to as the « [***] Yogurts »),
WHEREAS, the Licensee wishes to use the GMI owned trademark [***] as identified in Appendix 1 to this Amendment (hereinafter referred to as the « GMI Trademark ») in connection with:
-	the packaging and sale of the [***] Yogurts, and

-	the Trademarks in the advertisement of the [***] Yogurts, and
WHEREAS, SODIMA is willing to permit the Licensee to use the GMI Trademark in the advertisement and sale of the [***] Yogurts.
NOW, THEREFORE, in consideration of the promises herein contained, it is agreed as follows :
1. Notwithstanding Article VI.8 of the Agreement, the Licensee may use the GMI Trademark in connection with the Trademarks in the advertisement and sale of the [***] Yogurts in the Territory (with the exception of export countries or territories):

-	so long as the GMI Trademark is used in reference to [***], and

-	for the duration of the present Amendment.

2. The Licensee will not use the GMI Trademark in connection with any Products, other than the [***] Yogurts, covered by the Agreement without the prior written approval of SODIMA.

3. SODIMA acknowledges that GMI owns the GMI Trademark and SODIMA shall not claim any rights therein anywhere in the world.

4. Sales of [***] Yogurts are subject to the payment of a royalty by the Licensee and shall be included in the Gross Revenues for calculation of such royalty according to the Agreement. Such royalty shall be calculated at a royalty rate of [***]% whatever the Licensee’s Gross Revenues may be.
Royalty shall not be subject to any reduction or discount mentioned in the Agreement or in any of its Amendments, and in particular to the royalty reductions and discounts set forth in Sections 4.2, 4.3 and 6.2 of the Eighth Amendment to the Agreement (relating to New Products Launch, New Technology and Health Claims), which shall not apply to the sales of [***] Yogurts.
5. Unless otherwise provided, all the terms used herein with capital letters shall have the meaning ascribed to them in the Agreement.

6. This Twelfth Amendment shall be effective for a duration of 2 months, from 1st November until 31st December 2010 (the “Test Period”).

7. In the event of termination of the Agreement before the end of the Test Period, this Twelfth Amendment shall also be terminated.

8. Since this Amendment only refers to a market test limited in time and territory (Territory excluding export countries or territories), no product shall be sold after 31st December 2010. If products are sold after that date, such event will be considered as a breach of contract by the Licensee.

9. This derogation is subject to all applicable provisions of the Agreement with the exception of the terms of the Agreement which would be inconsistent with the present Amendment. All other provisions of the Agreement will remain in full force and effect.
IN WITNESS WHEREOF, the Parties have caused this Twelfth Amendment to be executed in duplicate by their duly authorized representatives.

GENERAL MILLS, INC.	SODIMA

By /s/ Becky O’Grady	By Lucien Fa
P/O /s/ [illegible]

Date November 11, 2010	Date 8 November 2010
Appendix 1
GMI Trademark
The current version of the GMI Trademark (subject to updating by GMI from time to time) is represented as follows:
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